Rule 497(d)

                                     FT 646

                Supplement to the Prospectus dated June 27, 2002

Notwithstanding anything to the contrary in the Prospectus, all shares of HEALTHSOUTH Corporation (Ticker: HLSH, formerly HRC) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

March 27, 2003